June 1, 2010

DREYFUS CASH MANAGEMENT FUNDS

Supplement to the Current Prospectus

The Securities and Exchange Commission has recently amended its regulations with respect to money market funds. Beginning June 30, 2010, a money market fund will be required to limit its weighted average maturity (WAM) to 60 days or less, and its weighted average life to maturity (WAL) to 120 days. Prior to then, each fund is subject to a 90-day maximum WAM and is not subject to a maximum WAL requirement.